Exhibit 99.1

In re: Ditech Holding Corporation, et al. Debtors	Case No. 19-10412 (JLG) Reporting Period: March 1, 2019 to March 31, 2019 Federal Tax I.D. #13-39050486

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS

AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS

On February 11, 2019 (the “Commencement Date”), Ditech Holding Corporation and its thirteen (13) debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”,1 and together with the Debtors’ non-debtor affiliates, the “Company”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) under the caption In re Ditech Holding Corporation, et al., Case No. 19-10412 (JLG), pursuant to an order entered by the Bankruptcy Court on February 13, 2019 (ECF No. 50).

On February 27, 2019, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a) of the Bankruptcy Code (the “Creditors’ Committee”) (ECF No. 127). The Debtors are authorized to continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the Monthly Operating Report (“MOR”).

1.

Basis of Presentation. This MOR has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee.

The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. The financial statements represent the financial condition and results of operations of the Company, which includes the Debtors and their non-Debtor affiliates. The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change. The financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) as it applies to debtors in possession. The preparation of the financial statements require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are Ditech Holding Corporation (0486); DF Insurance Agency LLC (6918); Ditech Financial LLC (5868); Green Tree Credit LLC (5864); Green Tree Credit Solutions LLC (1565); Green Tree Insurance Agency of Nevada, Inc. (7331); Green Tree Investment Holdings III LLC (1008); Green Tree Servicing Corp. (3552); Marix Servicing LLC (6101); Mortgage Asset Systems, LLC (8148); REO Management Solutions, LLC (7787); Reverse Mortgage Solutions, Inc. (2274); Walter Management Holding Company LLC (9818); and Walter Reverse Acquisition LLC (8837). The Debtors’ principal offices are located at 1100 Virginia Drive, Suite 100, Fort Washington, Pennsylvania 19034.

In re: Ditech Holding Corporation, et al. Debtors	Case No. 19-10412 (JLG) Reporting Period: March 1, 2019 to March 31, 2019 Federal Tax I.D. #13-39050486

date of the financial statements and income and expenses during the reporting period. In developing these estimates and assumptions, management used available evidence at the time of the financial statements, including the Debtor’ books and records. Because of uncertainties associated with estimating the amounts, timing and likelihood of possible outcomes, actual results could differ from our estimates and such differences may be material.

The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. In preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein, to the extent necessary.

2.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. The reporting period of this MOR is March 1, 2019 through March 31, 2019.

3.

Consolidated Entity Accounts Payable and Disbursements Systems. In the ordinary course of business, the Debtors utilize an integrated, centralized cash management system to collect, concentrate, and disburse funds generated by their operations (the “Cash Management System”). The Cash Management System is similar to cash management systems used by other large mortgage lending and servicing businesses. The Cash Management System enables the Debtors to operate each segment of the Company’s business efficiently and provides a seamless accounting function across all entities in a single location, reducing banking expenses, permitting prompt and accurate liquidity tracking, and allowing accurate intercompany allocations and transfers.

4.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.

Debtor-in-Possession Financing. On February 11, 2019, the Debtors filed the Debtors’ Motion for Interim and Final Orders (A) Authorizing Debtors to Enter into Repurchase Agreement Facilities, Servicer Advance Facilities and Related Documents; (B) Authorizing Debtors to Sell Mortgage Loans and Servicer Advance Receivables in the Ordinary Course of Business; (C) Granting Back-Up Liens and Superpriority Administrative Expense Claims; (D) Authorizing Use of Cash Collateral and Granting Adequate Protection; (E) Modifying the Automatic Stay; (F) Scheduling a Final Hearing; and (G) Granting Related Relief (ECF No. 26) (the “DIP Motion”) to refinance all of their prepetition warehouse and advance facilities, which provides the Debtors up to $1.9 billion in liquidity. The final order granting the relief requested in the DIP Motion was entered on April 17, 2019 (ECF No. 422).

In re: Ditech Holding Corporation, et al. Debtors	Case No. 19-10412 (JLG) Reporting Period: March 1, 2019 to March 31, 2019 Federal Tax I.D. #13-39050486

6.

Payment of Prepetition Claims Pursuant to Court Orders. At the outset of the Debtors’ chapter 11 cases, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to pay, on an interim basis, certain prepetition (a) employee wages, salaries and other compensation and benefits; (b) insurance obligations; (c) taxes, fees, and assessments; and (d) obligations related to the use of the Debtors’ cash management system, among other things. On March 14, 2019, the Bankruptcy Court approved the relief requested in connection with the First Day Orders on a final basis. To the extent any payments were made in the reporting period on account of such claims or obligations following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted.

7.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

8.	Specific MOR Disclosures.

a.

Notes to MOR-la: The Bankruptcy Court has authorized the Debtors to pay certain prepetition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors’ business and assets. The Debtors have paid and continue to pay undisputed postpetition obligations in the ordinary course of business. Intercompany transactions are excluded from this report.

b.

Notes to MOR-1b: Bank reconciliations for the sixteen (16) operating accounts included in “Cash and Cash Equivalents” are attached to this MOR. The Debtors affirm that reconciliations for custodial and other bank accounts that are on the balance sheet are prepared and maintained by the Debtors on a monthly basis. As the Debtors maintain 1,180 custodial accounts, attaching bank reconciliations would be administratively burdensome. The Debtors can provide reconciliations upon request.

c.

Notes to MOR-1c: All amounts listed are the bank balances as of the date in the respective footnote on MOR 1c. The Debtors have, on a timely basis, performed bank account reconciliations in the ordinary course of business. Due to the level of detailed records, copies of the bank account statements and reconciliations are available for inspection only upon written request.

d.	Notes to MOR-1d: This MOR lists the professional fees paid during this reporting period to Restructuring Professionals retained by the Debtors in these chapter 11 cases.

In re: Ditech Holding Corporation, et al. Debtors	Case No. 19-10412 (JLG) Reporting Period: March 1, 2019 to March 31, 2019 Federal Tax I.D. #13-39050486

e.

Notes to MOR-2: The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future.

f.	Notes to MOR-3: This information is based on unaudited information, which may not reconcile to the Debtors’ final consolidated financial statements for the reporting period.

Liabilities subject to compromise represent amounts that may be included in the Debtors’ Schedule of Assets and Liabilities (collectively, the “Schedules”) as filed on March 27, 2019 and correspond to amounts recorded in the Debtors’ books and records thereafter. These amounts have been adjusted to exclude the guarantee obligations in connection with the Debtors’ secured debt as well as other contingent, unliquidated, and/or disputed amounts included in the Schedules.

Accounts payable accruals may include invoices that had not been evaluated as liabilities subject to compromise as of month end. In this MOR, these amounts are assumed to be postpetition obligations, pending the Debtors’ normal-course invoice processing assessment.

The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR. As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between the prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate. Accrued liabilities have not yet been evaluated as liabilities subject to compromise and are subject to material change.

g.

Notes to MOR-4: Due to the size and detail of the Debtors’ tax records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to bankruptcy counsel for the Debtors.

h.

Notes to MOR-6: During the reporting period, the Debtors were current on postpetition payables, taking into consideration pending credits, adjustments, and disputes that arise in the ordinary course of business.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1a	Yes	—
Bank Account Balances	MOR-1b	Yes	—
Consolidated Statement of Operations	MOR-2	Yes	—
Consolidated Balance Sheet	MOR-3	Yes	—
Schedule of Post-petition Taxes	MOR-4	Yes	—
Schedule of Retained Restructuring Professional Fees	MOR-5	Yes	—
Debtor Questionnaire	MOR-6	Yes	—

This Monthly Operating Report has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with GAAP.

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Gerald A. Lombardo	5/1/2019
Signature of Authorized Individual*	Date

Gerald A. Lombardo, Chief Financial Officer	5/1/2019
Printed Name of Authorized Individual	Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation.

MOR

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS ($)

Case No.	Debtor Entity Name:	Net Receipts [1]	Net Disbursements [2]
19-10411	Green Tree Credit LLC	—	$—
19-10412	Ditech Holding Corporation	—	(3,298,894)
19-10413	DF Insurance Agency, LLC	—	0
19-10414	Ditech Financial LLC	—	(81,543,366)
19-10415	Green Tree Credit Solutions LLC	—	0
19-10416	Green Tree Insurance Agency of Nevada, Inc.	—	0
19-10417	Green Tree Investment Holdings III LLC	—	0
19-10418	Green Tree Servicing Corp.	—	0
19-10419	Marix Servicing LLC	—	0
19-10420	Mortgage Asset Systems, LLC	—	0
19-10421	REO Management Solutions, LLC	—	0
19-10422	Reverse Mortgage Solutions, Inc.	—	(10,717,074)
19-10423	Walter Management Holding Company LLC	—	0
19-10424	Walter Reverse Acquisition LLC	—	0

Totals:		$47,758,052	$(95,559,334)

Footnotes

1)	The Net Disbursements exclude intercompany transactions among Debtors and non-Debtors

2)	The Net Receipts exclude intercompany transactions among Debtors and non-Debtors

MOR-1a

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	5011	Operating	4,174,024
Ditech Financial LLC	Citibank	5118	Operating	37,401,347
Ditech Financial LLC	Citibank	5177	Operating	14,362,304
DF Insurance Agency LLC	Citibank	8175	Operating	—
Ditech Holding Corporation	Citibank	8183	Operating	322,124
Ditech Financial LLC	Wells Fargo Bank NA	4001	Operating	6,400,938
Reverse Mortgage Solutions, Inc	Texas Capital Bank	0966	Operating	100,012
Reverse Mortgage Solutions, Inc	Texas Capital Bank	1223	Operating	265,663
Mortgage Asset Systems LLC	Wells Fargo Bank NA	0340	Operating	16,257
REO Management Solutions, LLC	Wells Fargo Bank NA	0698	Operating	—
REO Management Solutions, LLC	Wells Fargo Bank NA	8797	Operating	1,097,849
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0415	Operating	85,235,697
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0970	Operating	18,000,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	7250	Operating	17,360,727
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	7766	Operating	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8212	Operating	—
Ditech Financial LLC	Bank of New York, Mellon	0168	Operating	—
Ditech Financial LLC	Bank of New York, Mellon	2213	Operating	—
Ditech Financial LLC	Bank of New York, Mellon	6249	Operating	—
Ditech Financial LLC	Bank of New York, Mellon	7652	Operating	3,890,655
Ditech Financial LLC	Bank of New York, Mellon	9014	Operating	53,028
Ditech Financial LLC	Bank of New York, Mellon	3686	Custodial	91,310
Ditech Financial LLC	Bank of New York, Mellon	4454	Custodial	56,091
Ditech Financial LLC	Bank of New York, Mellon	4500	Custodial	44,766
Ditech Financial LLC	Bank of New York, Mellon	6380	Custodial	257,724
Ditech Financial LLC	Bank of New York, Mellon	6381	Custodial	1
Ditech Financial LLC	Bank of New York, Mellon	6382	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	6383	Custodial	524,066
Ditech Financial LLC	Bank of New York, Mellon	6384	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	6385	Custodial	978
Ditech Financial LLC	Bank of New York, Mellon	6386	Custodial	297,737
Ditech Financial LLC	Bank of New York, Mellon	6387	Custodial	336,788
Ditech Financial LLC	Bank of New York, Mellon	6388	Custodial	0
Ditech Financial LLC	Bank of New York, Mellon	6389	Custodial	962,409
Ditech Financial LLC	Bank of New York, Mellon	6390	Custodial	0
Ditech Financial LLC	Bank of New York, Mellon	6391	Custodial	1,155,955
Ditech Financial LLC	Bank of New York, Mellon	6392	Custodial	0
Ditech Financial LLC	Bank of New York, Mellon	5462	Custodial	842,918
Ditech Financial LLC	Bank of New York, Mellon	5463	Custodial	1,614,413
Ditech Financial LLC	Bank of New York, Mellon	5464	Custodial	230,741
Ditech Financial LLC	Bank of New York, Mellon	1604	Custodial	1,614,114
Ditech Financial LLC	Bank of New York, Mellon	1607	Custodial	612,023
Ditech Financial LLC	Bank of New York, Mellon	1624	Custodial	977,688
Ditech Financial LLC	Bank of New York, Mellon	1627	Custodial	1,384,785
Ditech Financial LLC	Bank of New York, Mellon	3028	Custodial	3,000,000
Ditech Financial LLC	Bank of New York, Mellon	3029	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	3750	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	3751	Custodial	49,816
Ditech Financial LLC	Bank of New York, Mellon	3752	Custodial	295,248
Ditech Financial LLC	Bank of New York, Mellon	3753	Custodial	701,532
Ditech Financial LLC	Bank of New York, Mellon	3754	Custodial	1,889
Ditech Financial LLC	Bank of New York, Mellon	3755	Custodial	452,279
Ditech Financial LLC	Bank of New York, Mellon	3773	Custodial	573,168
Ditech Financial LLC	Bank of New York, Mellon	3774	Custodial	125,610
Ditech Financial LLC	Bank of New York, Mellon	4097	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4098	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4101	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4103	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4105	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4106	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4107	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4108	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4109	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4114	Custodial	982,056
Ditech Financial LLC	Bank of New York, Mellon	4115	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4116	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4118	Custodial	670,969
Ditech Financial LLC	Bank of New York, Mellon	4119	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4121	Custodial	153,632
Ditech Financial LLC	Bank of New York, Mellon	4122	Custodial	1,436,842
Ditech Financial LLC	Bank of New York, Mellon	4124	Custodial	130
Ditech Financial LLC	Bank of New York, Mellon	4125	Custodial	480,840
Ditech Financial LLC	Bank of New York, Mellon	4127	Custodial	589,730
Ditech Financial LLC	Bank of New York, Mellon	4130	Custodial	460,780
Ditech Financial LLC	Bank of New York, Mellon	4131	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4132	Custodial	144,160
Ditech Financial LLC	Bank of New York, Mellon	4133	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Bank of New York, Mellon	4134	Custodial	152,215
Ditech Financial LLC	Bank of New York, Mellon	4136	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4137	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4138	Custodial	164,757
Ditech Financial LLC	Bank of New York, Mellon	4139	Custodial	285,283
Ditech Financial LLC	Bank of New York, Mellon	4140	Custodial	9,486,607
Ditech Financial LLC	Bank of New York, Mellon	4142	Custodial	270,038
Ditech Financial LLC	Bank of New York, Mellon	4143	Custodial	1,282,706
Ditech Financial LLC	Bank of New York, Mellon	4144	Custodial	27,039,535
Ditech Financial LLC	Bank of New York, Mellon	4435	Custodial	711,196
Ditech Financial LLC	Bank of New York, Mellon	4436	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4639	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4641	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4642	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4726	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4727	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4728	Custodial	268,369
Ditech Financial LLC	Bank of New York, Mellon	5713	Custodial	632,430
Ditech Financial LLC	Bank of New York, Mellon	5714	Custodial	7,370,300
Ditech Financial LLC	Bank of New York, Mellon	5715	Custodial	499,710
Ditech Financial LLC	Bank of New York, Mellon	5727	Custodial	198,123
Ditech Financial LLC	Bank of New York, Mellon	0376	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0377	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0378	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0379	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0380	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0381	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0382	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0383	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0384	Custodial	825,448
Ditech Financial LLC	Bank of New York, Mellon	0385	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0386	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0387	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0388	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0389	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0390	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0391	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5801	Custodial	702,800
Ditech Financial LLC	Bank of New York, Mellon	5802	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5803	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5804	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5911	Custodial	364,694
Ditech Financial LLC	Bank of New York, Mellon	5912	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5914	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5917	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4167	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5244	Custodial	—
Ditech Financial LLC	Citibank	5038	Custodial	—
Ditech Financial LLC	Citibank	5046	Custodial	—
Ditech Financial LLC	Citibank	5054	Custodial	—
Ditech Financial LLC	Citibank	5062	Custodial	—
Ditech Financial LLC	Citibank	5089	Custodial	—
Ditech Financial LLC	Citibank	5097	Custodial	685,608
Ditech Financial LLC	Citibank	5126	Custodial	—
Ditech Financial LLC	Citibank	5134	Custodial	66,954
Ditech Financial LLC	Citibank	5142	Custodial	10
Ditech Financial LLC	Citibank	5169	Custodial	42,857
Ditech Financial LLC	Citibank	5185	Custodial	—
Ditech Financial LLC	Citibank	5193	Custodial	3,251
Ditech Financial LLC	Citibank	5206	Custodial	—
Ditech Financial LLC	Citibank	5214	Custodial	—
Ditech Financial LLC	Citibank	5222	Custodial	147,413,866
Ditech Financial LLC	Citibank	5249	Custodial	150,283
Ditech Financial LLC	Citibank	5257	Custodial	191,323
Ditech Financial LLC	Citibank	5265	Custodial	159,186
Ditech Financial LLC	Citibank	5273	Custodial	130,119
Ditech Financial LLC	Citibank	5281	Custodial	530,985
Ditech Financial LLC	Citibank	5329	Custodial	—
Ditech Financial LLC	Citibank	5337	Custodial	416
Ditech Financial LLC	Citibank	5345	Custodial	—
Ditech Financial LLC	Citibank	5353	Custodial	—
Ditech Financial LLC	Citibank	5361	Custodial	150,079
Ditech Financial LLC	Citibank	5388	Custodial	—
Ditech Financial LLC	Citibank	5396	Custodial	14,422
Ditech Financial LLC	Citibank	5409	Custodial	—
Ditech Financial LLC	Citibank	5417	Custodial	—
Ditech Financial LLC	Citibank	5425	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	5433	Custodial	—
Ditech Financial LLC	Citibank	5441	Custodial	—
Ditech Financial LLC	Citibank	5468	Custodial	109,761
Ditech Financial LLC	Citibank	5476	Custodial	3,056
Ditech Financial LLC	Citibank	5484	Custodial	81,606
Ditech Financial LLC	Citibank	5492	Custodial	—
Ditech Financial LLC	Citibank	5505	Custodial	12,816
Ditech Financial LLC	Citibank	5513	Custodial	93,976
Ditech Financial LLC	Citibank	5521	Custodial	2,262,827
Ditech Financial LLC	Citibank	5548	Custodial	40,153
Ditech Financial LLC	Citibank	5556	Custodial	241,305
Ditech Financial LLC	Citibank	5564	Custodial	2,824
Ditech Financial LLC	Citibank	5572	Custodial	11,763
Ditech Financial LLC	Citibank	5599	Custodial	—
Ditech Financial LLC	Citibank	5601	Custodial	16,203
Ditech Financial LLC	Citibank	5628	Custodial	3,019,474
Ditech Financial LLC	Citibank	5636	Custodial	73
Ditech Financial LLC	Citibank	5644	Custodial	—
Ditech Financial LLC	Citibank	5679	Custodial	—
Ditech Financial LLC	Citibank	5687	Custodial	160,171
Ditech Financial LLC	Citibank	5695	Custodial	134,847
Ditech Financial LLC	Citibank	5708	Custodial	515,283
Ditech Financial LLC	Citibank	5716	Custodial	—
Ditech Financial LLC	Citibank	5724	Custodial	412,680
Ditech Financial LLC	Citibank	5732	Custodial	4,193
Ditech Financial LLC	Citibank	5759	Custodial	991,724
Ditech Financial LLC	Citibank	5767	Custodial	—
Ditech Financial LLC	Citibank	5775	Custodial	3,805
Ditech Financial LLC	Citibank	5783	Custodial	—
Ditech Financial LLC	Citibank	5791	Custodial	2,034,966
Ditech Financial LLC	Citibank	5804	Custodial	2,428
Ditech Financial LLC	Citibank	5812	Custodial	3,772,437
Ditech Financial LLC	Citibank	5839	Custodial	1,337
Ditech Financial LLC	Citibank	5847	Custodial	702,466
Ditech Financial LLC	Citibank	5855	Custodial	—
Ditech Financial LLC	Citibank	5863	Custodial	—
Ditech Financial LLC	Citibank	5871	Custodial	2,077
Ditech Financial LLC	Citibank	5898	Custodial	—
Ditech Financial LLC	Citibank	5919	Custodial	—
Ditech Financial LLC	Citibank	5927	Custodial	76,114
Ditech Financial LLC	Citibank	5935	Custodial	2,397,225
Ditech Financial LLC	Citibank	5943	Custodial	29,539
Ditech Financial LLC	Citibank	5951	Custodial	504
Ditech Financial LLC	Citibank	5978	Custodial	—
Ditech Financial LLC	Citibank	5986	Custodial	710
Ditech Financial LLC	Citibank	5994	Custodial	355,694
Ditech Financial LLC	Citibank	6006	Custodial	—
Ditech Financial LLC	Citibank	6014	Custodial	—
Ditech Financial LLC	Citibank	6022	Custodial	—
Ditech Financial LLC	Citibank	6049	Custodial	—
Ditech Financial LLC	Citibank	6057	Custodial	—
Ditech Financial LLC	Citibank	6065	Custodial	40,568
Ditech Financial LLC	Citibank	6073	Custodial	336,495
Ditech Financial LLC	Citibank	6081	Custodial	882,484
Ditech Financial LLC	Citibank	6102	Custodial	—
Ditech Financial LLC	Citibank	6129	Custodial	816,781
Ditech Financial LLC	Citibank	6137	Custodial	—
Ditech Financial LLC	Citibank	6145	Custodial	487,652
Ditech Financial LLC	Citibank	6153	Custodial	—
Ditech Financial LLC	Citibank	6161	Custodial	123,744
Ditech Financial LLC	Citibank	6188	Custodial	—
Ditech Financial LLC	Citibank	6196	Custodial	3,013
Ditech Financial LLC	Citibank	6209	Custodial	537,771
Ditech Financial LLC	Citibank	6217	Custodial	3,080,047
Ditech Financial LLC	Citibank	6225	Custodial	—
Ditech Financial LLC	Citibank	6233	Custodial	6,830
Ditech Financial LLC	Citibank	6241	Custodial	1,795,270
Ditech Financial LLC	Citibank	6268	Custodial	170
Ditech Financial LLC	Citibank	6276	Custodial	333
Ditech Financial LLC	Citibank	6284	Custodial	—
Ditech Financial LLC	Citibank	6292	Custodial	4,537
Ditech Financial LLC	Citibank	6305	Custodial	52,079
Ditech Financial LLC	Citibank	6313	Custodial	25,584
Ditech Financial LLC	Citibank	6321	Custodial	8,768
Ditech Financial LLC	Citibank	6348	Custodial	182,087
Ditech Financial LLC	Citibank	6356	Custodial	—
Ditech Financial LLC	Citibank	6364	Custodial	433,747

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	6372	Custodial	323,488
Ditech Financial LLC	Citibank	6399	Custodial	2,389
Ditech Financial LLC	Citibank	6401	Custodial	—
Ditech Financial LLC	Citibank	6428	Custodial	449,506
Ditech Financial LLC	Citibank	6436	Custodial	345,343
Ditech Financial LLC	Citibank	6444	Custodial	312,451
Ditech Financial LLC	Citibank	6452	Custodial	617,305
Ditech Financial LLC	Citibank	6479	Custodial	543,379
Ditech Financial LLC	Citibank	6487	Custodial	21,607
Ditech Financial LLC	Citibank	6495	Custodial	208,985
Ditech Financial LLC	Citibank	6508	Custodial	731,877
Ditech Financial LLC	Citibank	6516	Custodial	3,005
Ditech Financial LLC	Citibank	6524	Custodial	75,687
Ditech Financial LLC	Citibank	6532	Custodial	138,210
Ditech Financial LLC	Citibank	6559	Custodial	23,915
Ditech Financial LLC	Citibank	6567	Custodial	—
Ditech Financial LLC	Citibank	6575	Custodial	55,677
Ditech Financial LLC	Citibank	6583	Custodial	16,079
Ditech Financial LLC	Citibank	6591	Custodial	1,161,416
Ditech Financial LLC	Citibank	6604	Custodial	22,524
Ditech Financial LLC	Citibank	6612	Custodial	—
Ditech Financial LLC	Citibank	6639	Custodial	124,095
Ditech Financial LLC	Citibank	6647	Custodial	3,628
Ditech Financial LLC	Citibank	6655	Custodial	—
Ditech Financial LLC	Citibank	6663	Custodial	—
Ditech Financial LLC	Citibank	6671	Custodial	—
Ditech Financial LLC	Citibank	6698	Custodial	109,995
Ditech Financial LLC	Citibank	6719	Custodial	575,152
Ditech Financial LLC	Citibank	6727	Custodial	6,777,001
Ditech Financial LLC	Citibank	6735	Custodial	764,102
Ditech Financial LLC	Citibank	6743	Custodial	4,995,527
Ditech Financial LLC	Citibank	6751	Custodial	2,174,195
Ditech Financial LLC	Citibank	6778	Custodial	—
Ditech Financial LLC	Citibank	6786	Custodial	11,139
Ditech Financial LLC	Citibank	6794	Custodial	22,561
Ditech Financial LLC	Citibank	6807	Custodial	58,177
Ditech Financial LLC	Citibank	6815	Custodial	788
Ditech Financial LLC	Citibank	6823	Custodial	275,961
Ditech Financial LLC	Citibank	6831	Custodial	25
Ditech Financial LLC	Citibank	6858	Custodial	98,511
Ditech Financial LLC	Citibank	6866	Custodial	990,150
Ditech Financial LLC	Citibank	6874	Custodial	738
Ditech Financial LLC	Citibank	6882	Custodial	2,904
Ditech Financial LLC	Citibank	6903	Custodial	134,578
Ditech Financial LLC	Citibank	6911	Custodial	744,292
Ditech Financial LLC	Citibank	6938	Custodial	502
Ditech Financial LLC	Citibank	6946	Custodial	—
Ditech Financial LLC	Citibank	6954	Custodial	3,137
Ditech Financial LLC	Citibank	6962	Custodial	2,201
Ditech Financial LLC	Citibank	6989	Custodial	79,260
Ditech Financial LLC	Citibank	6997	Custodial	23
Ditech Financial LLC	Citibank	7009	Custodial	1,526
Ditech Financial LLC	Citibank	7017	Custodial	14,127
Ditech Financial LLC	Citibank	7025	Custodial	—
Ditech Financial LLC	Citibank	7033	Custodial	—
Ditech Financial LLC	Citibank	7041	Custodial	4,530,785
Ditech Financial LLC	Citibank	7068	Custodial	1,866
Ditech Financial LLC	Citibank	7076	Custodial	—
Ditech Financial LLC	Citibank	7084	Custodial	31
Ditech Financial LLC	Citibank	7092	Custodial	—
Ditech Financial LLC	Citibank	7105	Custodial	—
Ditech Financial LLC	Citibank	7113	Custodial	9,233
Ditech Financial LLC	Citibank	7121	Custodial	757
Ditech Financial LLC	Citibank	7148	Custodial	—
Ditech Financial LLC	Citibank	7156	Custodial	—
Ditech Financial LLC	Citibank	7164	Custodial	—
Ditech Financial LLC	Citibank	7172	Custodial	1,774
Ditech Financial LLC	Citibank	7199	Custodial	797,633
Ditech Financial LLC	Citibank	7201	Custodial	406,941
Ditech Financial LLC	Citibank	7228	Custodial	29,397
Ditech Financial LLC	Citibank	7236	Custodial	1,163,193
Ditech Financial LLC	Citibank	7244	Custodial	463
Ditech Financial LLC	Citibank	7279	Custodial	795,914
Ditech Financial LLC	Citibank	7287	Custodial	59,996
Ditech Financial LLC	Citibank	7295	Custodial	617
Ditech Financial LLC	Citibank	7308	Custodial	—
Ditech Financial LLC	Citibank	7316	Custodial	1,491,665

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	7324	Custodial	504,700
Ditech Financial LLC	Citibank	7332	Custodial	1,375,957
Ditech Financial LLC	Citibank	7359	Custodial	—
Ditech Financial LLC	Citibank	7367	Custodial	308,175
Ditech Financial LLC	Citibank	7375	Custodial	259,920
Ditech Financial LLC	Citibank	7383	Custodial	322,587
Ditech Financial LLC	Citibank	7391	Custodial	998,273
Ditech Financial LLC	Citibank	7404	Custodial	—
Ditech Financial LLC	Citibank	7412	Custodial	—
Ditech Financial LLC	Citibank	7439	Custodial	—
Ditech Financial LLC	Citibank	7447	Custodial	331,234
Ditech Financial LLC	Citibank	7455	Custodial	—
Ditech Financial LLC	Citibank	7463	Custodial	3,940
Ditech Financial LLC	Citibank	7471	Custodial	—
Ditech Financial LLC	Citibank	7498	Custodial	27,383,380
Ditech Financial LLC	Citibank	7519	Custodial	8,214,747
Ditech Financial LLC	Citibank	7527	Custodial	646,405
Ditech Financial LLC	Citibank	7535	Custodial	72,888
Ditech Financial LLC	Citibank	7543	Custodial	1,065,513
Ditech Financial LLC	Citibank	7551	Custodial	768
Ditech Financial LLC	Citibank	7578	Custodial	5,258,030
Ditech Financial LLC	Citibank	7586	Custodial	431,467
Ditech Financial LLC	Citibank	7594	Custodial	1,274,195
Ditech Financial LLC	Citibank	7607	Custodial	3,077,430
Ditech Financial LLC	Citibank	7615	Custodial	117,002
Ditech Financial LLC	Citibank	7623	Custodial	26,926,089
Ditech Financial LLC	Citibank	7631	Custodial	5,666,458
Ditech Financial LLC	Citibank	7658	Custodial	4,318,188
Ditech Financial LLC	Citibank	7666	Custodial	2,097,990
Ditech Financial LLC	Citibank	7674	Custodial	18,291
Ditech Financial LLC	Citibank	7682	Custodial	13,491
Ditech Financial LLC	Citibank	7703	Custodial	8,041,272
Ditech Financial LLC	Citibank	7711	Custodial	85,165
Ditech Financial LLC	Citibank	7738	Custodial	7,614
Ditech Financial LLC	Citibank	7746	Custodial	8,389
Ditech Financial LLC	Citibank	7754	Custodial	1,601,748
Ditech Financial LLC	Citibank	7762	Custodial	883,964
Ditech Financial LLC	Citibank	7789	Custodial	392,966
Ditech Financial LLC	Citibank	7797	Custodial	17,486
Ditech Financial LLC	Citibank	7818	Custodial	—
Ditech Financial LLC	Citibank	7826	Custodial	643,503
Ditech Financial LLC	Citibank	7834	Custodial	1,288
Ditech Financial LLC	Citibank	7842	Custodial	572
Ditech Financial LLC	Citibank	7869	Custodial	11,064
Ditech Financial LLC	Citibank	7877	Custodial	30,268
Ditech Financial LLC	Citibank	7885	Custodial	901,359
Ditech Financial LLC	Citibank	7893	Custodial	1,846
Ditech Financial LLC	Citibank	7906	Custodial	3,472,499
Ditech Financial LLC	Citibank	7914	Custodial	205,901
Ditech Financial LLC	Citibank	7922	Custodial	3,445,007
Ditech Financial LLC	Citibank	7949	Custodial	34,102
Ditech Financial LLC	Citibank	7957	Custodial	2,493,031
Ditech Financial LLC	Citibank	7965	Custodial	242,818
Ditech Financial LLC	Citibank	2052	Custodial	10,600
Ditech Financial LLC	Citibank	2079	Custodial	5,790
Ditech Financial LLC	Citibank	2087	Custodial	156,849,617
Ditech Financial LLC	Citibank	2095	Custodial	5,065
Ditech Financial LLC	Citibank	2108	Custodial	412
Ditech Financial LLC	Citibank	2116	Custodial	156,347
Ditech Financial LLC	Citibank	2124	Custodial	9,854,453
Ditech Financial LLC	Citibank	2132	Custodial	4,473,023
Ditech Financial LLC	Citibank	2159	Custodial	—
Ditech Financial LLC	Citibank	2167	Custodial	—
Ditech Financial LLC	Citibank	2175	Custodial	63,015
Ditech Financial LLC	Citibank	2183	Custodial	—
Ditech Financial LLC	Citibank	2191	Custodial	—
Ditech Financial LLC	Citibank	2204	Custodial	130,780
Ditech Financial LLC	Citibank	2212	Custodial	98,433
Ditech Financial LLC	Citibank	2239	Custodial	45,564
Ditech Financial LLC	Citibank	2247	Custodial	36,843
Ditech Financial LLC	Citibank	2255	Custodial	1,559
Ditech Financial LLC	Citibank	2263	Custodial	8,781
Ditech Financial LLC	Citibank	2271	Custodial	8,274
Ditech Financial LLC	Citibank	2298	Custodial	57,210
Ditech Financial LLC	Citibank	2319	Custodial	—
Ditech Financial LLC	Citibank	2327	Custodial	—
Ditech Financial LLC	Citibank	2335	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	2343	Custodial	—
Ditech Financial LLC	Citibank	2351	Custodial	855,345
Ditech Financial LLC	Citibank	2757	Custodial	—
Ditech Financial LLC	Citibank	4912	Custodial	4,569,858
Ditech Financial LLC	Citibank	9668	Custodial	24,737,287
Ditech Financial LLC	Citibank	9676	Custodial	55,502,264
Ditech Financial LLC	Citibank	9684	Custodial	—
Ditech Financial LLC	Citibank	9692	Custodial	—
Ditech Financial LLC	Citibank	9705	Custodial	6,740
Ditech Financial LLC	Citibank	9713	Custodial	11,402
Ditech Financial LLC	Citibank	9721	Custodial	2,048
Ditech Financial LLC	Citibank	9748	Custodial	548
Ditech Financial LLC	Citibank	9756	Custodial	26
Ditech Financial LLC	Citibank	9764	Custodial	5
Ditech Financial LLC	Citibank	9772	Custodial	215,128
Ditech Financial LLC	Citibank	9799	Custodial	1
Ditech Financial LLC	Citibank	6973	Custodial	—
Ditech Financial LLC	Citibank	6981	Custodial	—
Ditech Financial LLC	Citibank	7001	Custodial	61,699,044
Ditech Financial LLC	Citibank	7028	Custodial	—
Ditech Financial LLC	Citibank	7546	Custodial	1,366,426
Ditech Financial LLC	Citibank	7554	Custodial	1,925
Ditech Financial LLC	Citibank	7562	Custodial	713,491
Ditech Financial LLC	EverBank - USA	8080	Custodial	—Closed—
Ditech Financial LLC	EverBank - USA	8099	Custodial	—Closed—
Ditech Financial LLC	US Bank - USA	0015	Custodial	6,444
Ditech Financial LLC	US Bank - USA	0024	Custodial	8,625
Ditech Financial LLC	US Bank - USA	0111	Custodial	3,016
Ditech Financial LLC	US Bank - USA	0161	Custodial	108,699
Ditech Financial LLC	US Bank - USA	0179	Custodial	4,519
Ditech Financial LLC	US Bank - USA	0305	Custodial	279
Ditech Financial LLC	US Bank - USA	0313	Custodial	4,695
Ditech Financial LLC	US Bank - USA	0327	Custodial	2,174
Ditech Financial LLC	US Bank - USA	0486	Custodial	944
Ditech Financial LLC	US Bank - USA	0487	Custodial	5,679
Ditech Financial LLC	US Bank - USA	0640	Custodial	2,406
Ditech Financial LLC	US Bank - USA	0657	Custodial	—
Ditech Financial LLC	US Bank - USA	0692	Custodial	966
Ditech Financial LLC	US Bank - USA	0742	Custodial	888
Ditech Financial LLC	US Bank - USA	0837	Custodial	5
Ditech Financial LLC	US Bank - USA	0852	Custodial	1,403
Ditech Financial LLC	US Bank - USA	0990	Custodial	7,239
Ditech Financial LLC	US Bank - USA	1006	Custodial	—
Ditech Financial LLC	US Bank - USA	1062	Custodial	1,204
Ditech Financial LLC	US Bank - USA	1104	Custodial	—
Ditech Financial LLC	US Bank - USA	1208	Custodial	24,387
Ditech Financial LLC	US Bank - USA	1260	Custodial	—
Ditech Financial LLC	US Bank - USA	1278	Custodial	86,942
Ditech Financial LLC	US Bank - USA	1332	Custodial	895
Ditech Financial LLC	US Bank - USA	1464	Custodial	—
Ditech Financial LLC	US Bank - USA	1541	Custodial	6,869
Ditech Financial LLC	US Bank - USA	1605	Custodial	473,812
Ditech Financial LLC	US Bank - USA	1716	Custodial	162,230
Ditech Financial LLC	US Bank - USA	1756	Custodial	3,462
Ditech Financial LLC	US Bank - USA	1879	Custodial	12,244
Ditech Financial LLC	US Bank - USA	1892	Custodial	1,259
Ditech Financial LLC	US Bank - USA	1939	Custodial	21,010
Ditech Financial LLC	US Bank - USA	1955	Custodial	—
Ditech Financial LLC	US Bank - USA	2166	Custodial	(7,214)
Ditech Financial LLC	US Bank - USA	2236	Custodial	66,373
Ditech Financial LLC	US Bank - USA	2247	Custodial	18,841
Ditech Financial LLC	US Bank - USA	2437	Custodial	—
Ditech Financial LLC	US Bank - USA	2551	Custodial	—
Ditech Financial LLC	US Bank - USA	2754	Custodial	536,608
Ditech Financial LLC	US Bank - USA	2858	Custodial	—
Ditech Financial LLC	US Bank - USA	2866	Custodial	—
Ditech Financial LLC	US Bank - USA	2874	Custodial	—
Ditech Financial LLC	US Bank - USA	3070	Custodial	13,592
Ditech Financial LLC	US Bank - USA	3118	Custodial	634,798
Ditech Financial LLC	US Bank - USA	3120	Custodial	7,436
Ditech Financial LLC	US Bank - USA	3142	Custodial	398,759
Ditech Financial LLC	US Bank - USA	3218	Custodial	1,010
Ditech Financial LLC	US Bank - USA	3226	Custodial	—
Ditech Financial LLC	US Bank - USA	3279	Custodial	675
Ditech Financial LLC	US Bank - USA	3287	Custodial	3,631
Ditech Financial LLC	US Bank - USA	3349	Custodial	943
Ditech Financial LLC	US Bank - USA	3366	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	US Bank - USA	3374	Custodial	—
Ditech Financial LLC	US Bank - USA	3435	Custodial	3,566
Ditech Financial LLC	US Bank - USA	3453	Custodial	675,615
Ditech Financial LLC	US Bank - USA	3479	Custodial	216,573
Ditech Financial LLC	US Bank - USA	3596	Custodial	156,499
Ditech Financial LLC	US Bank - USA	3690	Custodial	160
Ditech Financial LLC	US Bank - USA	3762	Custodial	—
Ditech Financial LLC	US Bank - USA	3766	Custodial	14,863
Ditech Financial LLC	US Bank - USA	3794	Custodial	—
Ditech Financial LLC	US Bank - USA	3898	Custodial	3,514
Ditech Financial LLC	US Bank - USA	3911	Custodial	834
Ditech Financial LLC	US Bank - USA	3915	Custodial	—
Ditech Financial LLC	US Bank - USA	4005	Custodial	326,514
Ditech Financial LLC	US Bank - USA	4013	Custodial	688,348
Ditech Financial LLC	US Bank - USA	4050	Custodial	1,049
Ditech Financial LLC	US Bank - USA	4091	Custodial	45
Ditech Financial LLC	US Bank - USA	4173	Custodial	2,167
Ditech Financial LLC	US Bank - USA	4253	Custodial	5,069
Ditech Financial LLC	US Bank - USA	4264	Custodial	12,871
Ditech Financial LLC	US Bank - USA	4327	Custodial	148,844
Ditech Financial LLC	US Bank - USA	4370	Custodial	137,259
Ditech Financial LLC	US Bank - USA	4373	Custodial	1,943
Ditech Financial LLC	US Bank - USA	4388	Custodial	506,217
Ditech Financial LLC	US Bank - USA	4396	Custodial	521,422
Ditech Financial LLC	US Bank - USA	4404	Custodial	799,359
Ditech Financial LLC	US Bank - USA	4412	Custodial	464,318
Ditech Financial LLC	US Bank - USA	4420	Custodial	869,136
Ditech Financial LLC	US Bank - USA	4438	Custodial	607,311
Ditech Financial LLC	US Bank - USA	4446	Custodial	—
Ditech Financial LLC	US Bank - USA	4451	Custodial	12,713
Ditech Financial LLC	US Bank - USA	4453	Custodial	—
Ditech Financial LLC	US Bank - USA	4461	Custodial	31,644
Ditech Financial LLC	US Bank - USA	4479	Custodial	—
Ditech Financial LLC	US Bank - USA	4487	Custodial	—
Ditech Financial LLC	US Bank - USA	4495	Custodial	—
Ditech Financial LLC	US Bank - USA	4503	Custodial	—
Ditech Financial LLC	US Bank - USA	4511	Custodial	341,472
Ditech Financial LLC	US Bank - USA	4560	Custodial	—
Ditech Financial LLC	US Bank - USA	4578	Custodial	57,511
Ditech Financial LLC	US Bank - USA	4586	Custodial	12,323
Ditech Financial LLC	US Bank - USA	4594	Custodial	411,961
Ditech Financial LLC	US Bank - USA	4602	Custodial	1,240,370
Ditech Financial LLC	US Bank - USA	4604	Custodial	1,078,847
Ditech Financial LLC	US Bank - USA	4610	Custodial	1,547,761
Ditech Financial LLC	US Bank - USA	4628	Custodial	390,526
Ditech Financial LLC	US Bank - USA	4636	Custodial	1,925,912
Ditech Financial LLC	US Bank - USA	4644	Custodial	441,721
Ditech Financial LLC	US Bank - USA	4784	Custodial	—
Ditech Financial LLC	US Bank - USA	4826	Custodial	—
Ditech Financial LLC	US Bank - USA	4837	Custodial	34,535
Ditech Financial LLC	US Bank - USA	4891	Custodial	81,879
Ditech Financial LLC	US Bank - USA	4909	Custodial	—
Ditech Financial LLC	US Bank - USA	4917	Custodial	12,513
Ditech Financial LLC	US Bank - USA	4963	Custodial	—
Ditech Financial LLC	US Bank - USA	5315	Custodial	115,406
Ditech Financial LLC	US Bank - USA	5415	Custodial	—
Ditech Financial LLC	US Bank - USA	5423	Custodial	93,166
Ditech Financial LLC	US Bank - USA	5456	Custodial	25,021
Ditech Financial LLC	US Bank - USA	5494	Custodial	1,294,588
Ditech Financial LLC	US Bank - USA	5502	Custodial	408,610
Ditech Financial LLC	US Bank - USA	5851	Custodial	5,660
Ditech Financial LLC	US Bank - USA	6756	Custodial	19,429
Ditech Financial LLC	US Bank - USA	7084	Custodial	1,690
Ditech Financial LLC	US Bank - USA	7176	Custodial	402,821
Ditech Financial LLC	US Bank - USA	7313	Custodial	104,912
Ditech Financial LLC	US Bank - USA	7407	Custodial	69,188
Ditech Financial LLC	US Bank - USA	7423	Custodial	37,833
Ditech Financial LLC	US Bank - USA	7431	Custodial	45,199
Ditech Financial LLC	US Bank - USA	7449	Custodial	201,941
Ditech Financial LLC	US Bank - USA	7456	Custodial	229,356
Ditech Financial LLC	US Bank - USA	7464	Custodial	119,490
Ditech Financial LLC	US Bank - USA	7472	Custodial	74,221
Ditech Financial LLC	US Bank - USA	7480	Custodial	47,451
Ditech Financial LLC	US Bank - USA	7532	Custodial	296
Ditech Financial LLC	US Bank - USA	7565	Custodial	125,119
Ditech Financial LLC	US Bank - USA	7594	Custodial	—
Ditech Financial LLC	US Bank - USA	7602	Custodial	371,825

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	US Bank - USA	7655	Custodial	5,489
Ditech Financial LLC	US Bank - USA	3766	Custodial	304
Ditech Financial LLC	US Bank - USA	7668	Custodial	3,681
Ditech Financial LLC	US Bank - USA	7812	Custodial	435
Ditech Financial LLC	US Bank - USA	7829	Custodial	802,695
Ditech Financial LLC	US Bank - USA	7837	Custodial	625,701
Ditech Financial LLC	US Bank - USA	7845	Custodial	852,728
Ditech Financial LLC	US Bank - USA	7960	Custodial	662
Ditech Financial LLC	US Bank - USA	7966	Custodial	2,318,429
Ditech Financial LLC	US Bank - USA	7974	Custodial	34,769
Ditech Financial LLC	US Bank - USA	7994	Custodial	3,935
Ditech Financial LLC	US Bank - USA	8053	Custodial	—
Ditech Financial LLC	US Bank - USA	8086	Custodial	5,405
Ditech Financial LLC	US Bank - USA	8087	Custodial	3,843
Ditech Financial LLC	US Bank - USA	8088	Custodial	24,202
Ditech Financial LLC	US Bank - USA	8094	Custodial	48,064
Ditech Financial LLC	US Bank - USA	8102	Custodial	9,166
Ditech Financial LLC	US Bank - USA	8111	Custodial	7,408
Ditech Financial LLC	US Bank - USA	8129	Custodial	100,228
Ditech Financial LLC	US Bank - USA	8137	Custodial	—
Ditech Financial LLC	US Bank - USA	8145	Custodial	—
Ditech Financial LLC	US Bank - USA	8200	Custodial	16,148
Ditech Financial LLC	US Bank - USA	8218	Custodial	7,720
Ditech Financial LLC	US Bank - USA	8226	Custodial	8,515
Ditech Financial LLC	US Bank - USA	8234	Custodial	17,321
Ditech Financial LLC	US Bank - USA	8242	Custodial	15,986
Ditech Financial LLC	US Bank - USA	8259	Custodial	16,758
Ditech Financial LLC	US Bank - USA	8267	Custodial	17,697
Ditech Financial LLC	US Bank - USA	8275	Custodial	17,425
Ditech Financial LLC	US Bank - USA	8283	Custodial	1,546
Ditech Financial LLC	US Bank - USA	8291	Custodial	15,674
Ditech Financial LLC	US Bank - USA	8309	Custodial	—
Ditech Financial LLC	US Bank - USA	8317	Custodial	22,241
Ditech Financial LLC	US Bank - USA	8325	Custodial	16,782
Ditech Financial LLC	US Bank - USA	8333	Custodial	472
Ditech Financial LLC	US Bank - USA	8341	Custodial	10
Ditech Financial LLC	US Bank - USA	8358	Custodial	23,520
Ditech Financial LLC	US Bank - USA	8366	Custodial	12,456
Ditech Financial LLC	US Bank - USA	8688	Custodial	21,814
Ditech Financial LLC	US Bank - USA	8694	Custodial	306
Ditech Financial LLC	US Bank - USA	8702	Custodial	—
Ditech Financial LLC	US Bank - USA	8874	Custodial	—
Ditech Financial LLC	US Bank - USA	9056	Custodial	15,809
Ditech Financial LLC	US Bank - USA	9098	Custodial	2,122
Ditech Financial LLC	US Bank - USA	9122	Custodial	17,161
Ditech Financial LLC	US Bank - USA	9130	Custodial	144,422
Ditech Financial LLC	US Bank - USA	9139	Custodial	921
Ditech Financial LLC	US Bank - USA	9148	Custodial	36,465
Ditech Financial LLC	US Bank - USA	9155	Custodial	40,971
Ditech Financial LLC	US Bank - USA	9163	Custodial	29,898
Ditech Financial LLC	US Bank - USA	9171	Custodial	29,792
Ditech Financial LLC	US Bank - USA	9189	Custodial	112,484
Ditech Financial LLC	US Bank - USA	9238	Custodial	935
Ditech Financial LLC	US Bank - USA	9253	Custodial	7,548
Ditech Financial LLC	US Bank - USA	9287	Custodial	2,547
Ditech Financial LLC	US Bank - USA	9371	Custodial	324,434
Ditech Financial LLC	US Bank - USA	9378	Custodial	3,546
Ditech Financial LLC	US Bank - USA	9380	Custodial	2,560
Ditech Financial LLC	US Bank - USA	9447	Custodial	—
Ditech Financial LLC	US Bank - USA	9527	Custodial	1,048
Ditech Financial LLC	US Bank - USA	9576	Custodial	783
Ditech Financial LLC	US Bank - USA	9659	Custodial	677
Ditech Financial LLC	US Bank - USA	9690	Custodial	10,148
Ditech Financial LLC	US Bank - USA	9691	Custodial	1,193
Ditech Financial LLC	US Bank - USA	9703	Custodial	—
Ditech Financial LLC	US Bank - USA	9729	Custodial	20,427
Ditech Financial LLC	US Bank - USA	9736	Custodial	—
Ditech Financial LLC	US Bank - USA	9752	Custodial	8,335
Ditech Financial LLC	US Bank - USA	4675	Custodial	622,557
Ditech Financial LLC	US Bank - USA	4677	Custodial	—
Ditech Financial LLC	US Bank - USA	4684	Custodial	—
Ditech Financial LLC	US Bank - USA	8181	Custodial	560,030
Ditech Financial LLC	US Bank - USA	8183	Custodial	—
Ditech Financial LLC	US Bank - USA	2844	Custodial	889,424
Ditech Financial LLC	US Bank - USA	2871	Custodial	2,043,804
Ditech Financial LLC	US Bank - USA	8296	Custodial	629,333
Ditech Financial LLC	US Bank - USA	8321	Custodial	1,645,920

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	US Bank - USA	1743	Custodial	1,413,456
Ditech Financial LLC	US Bank - USA	1752	Custodial	746,467
Ditech Financial LLC	US Bank - USA	9000	Custodial	—
Ditech Financial LLC	US Bank - USA	9001	Custodial	—
Ditech Financial LLC	US Bank - USA	9002	Custodial	—
Ditech Financial LLC	US Bank - USA	4000	Custodial	210,649
Ditech Financial LLC	US Bank - USA	4001	Custodial	7,166
Ditech Financial LLC	US Bank - USA	4002	Custodial	—
Ditech Financial LLC	US Bank - USA	4003	Custodial	—
Ditech Financial LLC	US Bank - USA	0000	Custodial	16,886
Ditech Financial LLC	US Bank - USA	0001	Custodial	10,333
Ditech Financial LLC	US Bank - USA	0002	Custodial	—
Ditech Financial LLC	US Bank - USA	0003	Custodial	—
Ditech Financial LLC	US Bank - USA	2000	Custodial	—
Ditech Financial LLC	US Bank - USA	2000	Custodial	19
Ditech Financial LLC	US Bank - USA	7000	Custodial	—
Ditech Financial LLC	US Bank - USA	6000	Custodial	—
Ditech Financial LLC	US Bank - USA	0000	Custodial	—
Ditech Financial LLC	US Bank - USA	0001	Custodial	—
Ditech Financial LLC	US Bank - USA	0002	Custodial	—
Ditech Financial LLC	US Bank - USA	0003	Custodial	—
Ditech Financial LLC	US Bank - USA	0004	Custodial	—
Ditech Financial LLC	US Bank - USA	8000	Custodial	—
Ditech Financial LLC	US Bank - USA	9000	Custodial	1,456
Ditech Financial LLC	US Bank - USA	0000	Custodial	282,788
Ditech Financial LLC	US Bank - USA	0010	Custodial	233,139
Ditech Financial LLC	US Bank - USA	0020	Custodial	265,350
Ditech Financial LLC	US Bank - USA	0030	Custodial	254,279
Ditech Financial LLC	US Bank - USA	0040	Custodial	389,870
Ditech Financial LLC	US Bank - USA	0050	Custodial	535,349
Ditech Financial LLC	US Bank - USA	0060	Custodial	388,258
Ditech Financial LLC	US Bank - USA	0070	Custodial	464,778
Ditech Financial LLC	US Bank - USA	0080	Custodial	520,029
Ditech Financial LLC	US Bank - USA	0090	Custodial	378,319
Ditech Financial LLC	US Bank - USA	0100	Custodial	650,601
Ditech Financial LLC	US Bank - USA	0110	Custodial	427,035
Ditech Financial LLC	US Bank - USA	0120	Custodial	631,077
Ditech Financial LLC	US Bank - USA	0130	Custodial	894,697
Ditech Financial LLC	US Bank - USA	0140	Custodial	547,328
Ditech Financial LLC	US Bank - USA	0150	Custodial	543,230
Ditech Financial LLC	US Bank - USA	0160	Custodial	1,263,653
Ditech Financial LLC	US Bank - USA	0660	Custodial	375
Ditech Financial LLC	US Bank - USA	2020	Custodial	400
Ditech Financial LLC	US Bank - USA	3540	Custodial	1,223
Ditech Financial LLC	US Bank - USA	5610	Custodial	7,867
Ditech Financial LLC	US Bank - USA	7200	Custodial	1,604
Ditech Financial LLC	US Bank - USA	8750	Custodial	14,373
Ditech Financial LLC	US Bank - USA	9280	Custodial	18,191
Ditech Financial LLC	US Bank - USA	9440	Custodial	19,995
Ditech Financial LLC	US Bank - USA	9820	Custodial	17,762
Ditech Financial LLC	US Bank - USA	9940	Custodial	—
Ditech Financial LLC	US Bank - USA	0310	Custodial	22,699
Ditech Financial LLC	US Bank - USA	8340	Custodial	—
Ditech Financial LLC	US Bank - USA	8360	Custodial	27,369
Ditech Financial LLC	US Bank - USA	8890	Custodial	25,422
Ditech Financial LLC	US Bank - USA	9600	Custodial	—
Ditech Financial LLC	US Bank - USA	9620	Custodial	51,511
Ditech Financial LLC	US Bank - USA	0180	Custodial	81,454
Ditech Financial LLC	US Bank - USA	0600	Custodial	—
Ditech Financial LLC	US Bank - USA	0950	Custodial	90,559
Ditech Financial LLC	US Bank - USA	1630	Custodial	247,110
Ditech Financial LLC	US Bank - USA	2230	Custodial	395
Ditech Financial LLC	US Bank - USA	2240	Custodial	143,200
Ditech Financial LLC	US Bank - USA	2960	Custodial	228,606
Ditech Financial LLC	US Bank - USA	3480	Custodial	273,934
Ditech Financial LLC	US Bank - USA	3950	Custodial	1,605
Ditech Financial LLC	US Bank - USA	4000	Custodial	172,645
Ditech Financial LLC	US Bank - USA	5860	Custodial	2,771
Ditech Financial LLC	US Bank - USA	7250	Custodial	554
Ditech Financial LLC	US Bank - USA	9380	Custodial	—
Ditech Financial LLC	US Bank - USA	9385	Custodial	—
Ditech Financial LLC	US Bank - USA	9530	Custodial	10,567
Ditech Financial LLC	US Bank - USA	1460	Custodial	—
Ditech Financial LLC	US Bank - USA	1465	Custodial	—
Ditech Financial LLC	US Bank - USA	1800	Custodial	8,908
Ditech Financial LLC	US Bank - USA	3700	Custodial	26,417
Ditech Financial LLC	US Bank - USA	3710	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	US Bank - USA	3716	Custodial	—
Ditech Financial LLC	US Bank - USA	5490	Custodial	—
Ditech Financial LLC	US Bank - USA	5493	Custodial	—
Ditech Financial LLC	US Bank - USA	6870	Custodial	12,200
Ditech Financial LLC	US Bank - USA	7530	Custodial	24,642
Ditech Financial LLC	US Bank - USA	9300	Custodial	33,857
Ditech Financial LLC	US Bank - USA	0470	Custodial	617,682
Ditech Financial LLC	US Bank - USA	1810	Custodial	7,444
Ditech Financial LLC	US Bank - USA	1816	Custodial	—
Ditech Financial LLC	US Bank - USA	1960	Custodial	136,768
Ditech Financial LLC	US Bank - USA	2050	Custodial	1,165,039
Ditech Financial LLC	US Bank - USA	2580	Custodial	269,265
Ditech Financial LLC	US Bank - USA	4000	Custodial	467,934
Ditech Financial LLC	US Bank - USA	4350	Custodial	69,832
Ditech Financial LLC	US Bank - USA	5130	Custodial	373,011
Ditech Financial LLC	US Bank - USA	5980	Custodial	41,661
Ditech Financial LLC	US Bank - USA	5990	Custodial	334,446
Ditech Financial LLC	US Bank - USA	6770	Custodial	289,778
Ditech Financial LLC	US Bank - USA	6810	Custodial	1
Ditech Financial LLC	US Bank - USA	6812	Custodial	—
Ditech Financial LLC	US Bank - USA	7430	Custodial	468,103
Ditech Financial LLC	US Bank - USA	8770	Custodial	597,938
Ditech Financial LLC	US Bank - USA	8790	Custodial	—
Ditech Financial LLC	US Bank - USA	0920	Custodial	1,940,299
Ditech Financial LLC	US Bank - USA	2680	Custodial	572,003
Ditech Financial LLC	US Bank - USA	3910	Custodial	796,207
Ditech Financial LLC	US Bank - USA	5150	Custodial	618,121
Ditech Financial LLC	US Bank - USA	5950	Custodial	768,527
Ditech Financial LLC	US Bank - USA	7480	Custodial	1,437,821
Ditech Financial LLC	US Bank - USA	8610	Custodial	18,783
Ditech Financial LLC	US Bank - USA	8611	Custodial	—
Ditech Financial LLC	US Bank - USA	8612	Custodial	—
Ditech Financial LLC	US Bank - USA	9180	Custodial	665,214
Ditech Financial LLC	US Bank - USA	0290	Custodial	554,734
Ditech Financial LLC	US Bank - USA	2260	Custodial	477,361
Ditech Financial LLC	US Bank - USA	2820	Custodial	775,772
Ditech Financial LLC	US Bank - USA	2824	Custodial	12,728
Ditech Financial LLC	US Bank - USA	2825	Custodial	—
Ditech Financial LLC	US Bank - USA	4160	Custodial	907,711
Ditech Financial LLC	US Bank - USA	5170	Custodial	57,905
Ditech Financial LLC	US Bank - USA	5480	Custodial	569,739
Ditech Financial LLC	US Bank - USA	7540	Custodial	351,753
Ditech Financial LLC	US Bank - USA	9040	Custodial	69,862
Ditech Financial LLC	US Bank - USA	9041	Custodial	—
Ditech Financial LLC	US Bank - USA	9042	Custodial	—
Ditech Financial LLC	US Bank - USA	9850	Custodial	369,234
Ditech Financial LLC	US Bank - USA	2200	Custodial	338,232
Ditech Financial LLC	US Bank - USA	2206	Custodial	—
Ditech Financial LLC	US Bank - USA	2207	Custodial	—
Ditech Financial LLC	US Bank - USA	3970	Custodial	325,008
Ditech Financial LLC	US Bank - USA	4390	Custodial	418,916
Ditech Financial LLC	US Bank - USA	5940	Custodial	378,865
Ditech Financial LLC	US Bank - USA	5942	Custodial	94
Ditech Financial LLC	US Bank - USA	5943	Custodial	5,905
Ditech Financial LLC	US Bank - USA	5944	Custodial	1,991
Ditech Financial LLC	US Bank - USA	5945	Custodial	—
Ditech Financial LLC	US Bank - USA	6000	Custodial	365,323
Ditech Financial LLC	US Bank - USA	6002	Custodial	408,804
Ditech Financial LLC	US Bank - USA	6004	Custodial	—
Ditech Financial LLC	US Bank - USA	8300	Custodial	573,946
Ditech Financial LLC	US Bank - USA	8305	Custodial	5,961
Ditech Financial LLC	US Bank - USA	9730	Custodial	238,902
Ditech Financial LLC	US Bank - USA	9731	Custodial	—
Ditech Financial LLC	US Bank - USA	9732	Custodial	—
Ditech Financial LLC	US Bank - USA	9733	Custodial	5,861
Ditech Financial LLC	US Bank - USA	9734	Custodial	—
Ditech Financial LLC	US Bank - USA	9735	Custodial	—
Ditech Financial LLC	US Bank - USA	1610	Custodial	614,098
Ditech Financial LLC	US Bank - USA	1611	Custodial	5,930
Ditech Financial LLC	US Bank - USA	1615	Custodial	—
Ditech Financial LLC	US Bank - USA	2070	Custodial	204,292
Ditech Financial LLC	US Bank - USA	2072	Custodial	—
Ditech Financial LLC	US Bank - USA	2073	Custodial	5,926
Ditech Financial LLC	US Bank - USA	1200	Custodial	511,501
Ditech Financial LLC	US Bank - USA	7900	Custodial	371,247
Ditech Financial LLC	US Bank - USA	7901	Custodial	—
Ditech Financial LLC	US Bank - USA	7902	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	US Bank - USA	7903	Custodial	5,908
Ditech Financial LLC	US Bank - USA	4100	Custodial	2,095,457
Ditech Financial LLC	US Bank - USA	6200	Custodial	—
Ditech Financial LLC	US Bank - USA	5125	Custodial	—
Ditech Financial LLC	US Bank - USA	5214	Custodial	—
Ditech Financial LLC	US Bank - USA	5124	Custodial	311,055
Ditech Financial LLC	US Bank - USA	4394	Custodial	—
Ditech Financial LLC	US Bank - USA	33-1	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	1200	Operating	3,173,575
Ditech Financial LLC	Wells Fargo Bank NA	1800	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	0600	Custodial	—
Ditech Agency Advance Depositor LLC	Wells Fargo Bank NA	9824	Custodial	300,000
Ditech PLS Advance Depositor LLC	Wells Fargo Bank NA	9832	Custodial	150,000
Ditech Financial LLC	Wells Fargo Bank NA	4206	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	4214	Custodial	2,236
Ditech Financial LLC	Wells Fargo Bank NA	1556	Custodial	288,585
Ditech Financial LLC	Wells Fargo Bank NA	3646	Custodial	200,000
Ditech Financial LLC	Wells Fargo Bank NA	0126	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	0134	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	4939	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	4947	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	0530	Custodial	70,601
Ditech Financial LLC	Wells Fargo Bank NA	0548	Custodial	74,420
Ditech Financial LLC	Wells Fargo Bank NA	0555	Custodial	7,011
Ditech Financial LLC	Wells Fargo Bank NA	0563	Custodial	969
Ditech Financial LLC	Wells Fargo Bank NA	0571	Custodial	47,778
Ditech Financial LLC	Wells Fargo Bank NA	0589	Custodial	21,149
Ditech Financial LLC	Wells Fargo Bank NA	3813	Custodial	84,992,822
Ditech Financial LLC	Wells Fargo Bank NA	3821	Custodial	20,865,938
Ditech Financial LLC	Wells Fargo Bank NA	3839	Custodial	62,471,484
Ditech Financial LLC	Wells Fargo Bank NA	3847	Custodial	22,187,386
Ditech Financial LLC	Wells Fargo Bank NA	3854	Custodial	10,510,376
Ditech Financial LLC	Wells Fargo Bank NA	3862	Custodial	30,539,025
Ditech Financial LLC	Wells Fargo Bank NA	3870	Custodial	21,596,469
Ditech Financial LLC	Wells Fargo Bank NA	3888	Custodial	11,611,686
Ditech Financial LLC	Wells Fargo Bank NA	3896	Custodial	23,276,167
Ditech Financial LLC	Wells Fargo Bank NA	3904	Custodial	5,924,278
Ditech Financial LLC	Wells Fargo Bank NA	3912	Custodial	64,982,395
Ditech Financial LLC	Wells Fargo Bank NA	3920	Custodial	16,628,430
Ditech Financial LLC	Wells Fargo Bank NA	3938	Custodial	127,581,792
Ditech Financial LLC	Wells Fargo Bank NA	3946	Custodial	11,687,627
Ditech Financial LLC	Wells Fargo Bank NA	3953	Custodial	15,071,488
Ditech Financial LLC	Wells Fargo Bank NA	3961	Custodial	11,469,179
Ditech Financial LLC	Wells Fargo Bank NA	3979	Custodial	17,351,411
Ditech Financial LLC	Wells Fargo Bank NA	3987	Custodial	11,744,516
Ditech Financial LLC	Wells Fargo Bank NA	3995	Custodial	16,218,643
Ditech Financial LLC	Wells Fargo Bank NA	4019	Custodial	6,734,520
Ditech Financial LLC	Wells Fargo Bank NA	4027	Custodial	23,301,908
Ditech Financial LLC	Wells Fargo Bank NA	4035	Custodial	24,007,009
Ditech Financial LLC	Wells Fargo Bank NA	4043	Custodial	10,307,616
Ditech Financial LLC	Wells Fargo Bank NA	6067	Custodial	2,955,158
Ditech Financial LLC	Wells Fargo Bank NA	6091	Custodial	2,500
Ditech Financial LLC	Wells Fargo Bank NA	9181	Custodial	70,000,000
Ditech Financial LLC	Wells Fargo Bank NA	9199	Custodial	53,373,877
Ditech Financial LLC	Wells Fargo Bank NA	9207	Custodial	80,000,000
Ditech Financial LLC	Wells Fargo Bank NA	9215	Custodial	61,262,124
Ditech Financial LLC	Wells Fargo Bank NA	9223	Custodial	52,842,115
Ditech Financial LLC	Wells Fargo Bank NA	6800	Custodial	1,593,105
Ditech Financial LLC	Wells Fargo Bank NA	6801	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	0501	Custodial	363,238
Ditech Financial LLC	Wells Fargo Bank NA	0502	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	3001	Custodial	258,658
Ditech Financial LLC	Wells Fargo Bank NA	3002	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8501	Custodial	1,000
Ditech Financial LLC	Wells Fargo Bank NA	8502	Custodial	650,045
Ditech Financial LLC	Wells Fargo Bank NA	8600	Custodial	4
Ditech Financial LLC	Wells Fargo Bank NA	8601	Custodial	1,000
Ditech Financial LLC	Wells Fargo Bank NA	8602	Custodial	626,119
Ditech Financial LLC	Wells Fargo Bank NA	8603	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	3600	Custodial	1,778,280
Ditech Financial LLC	Wells Fargo Bank NA	3601	Custodial	0
Ditech Financial LLC	Wells Fargo Bank NA	3602	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	3603	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	3604	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	3605	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2800	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2801	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Wells Fargo Bank NA	2802	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2803	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2804	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2805	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2806	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2807	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2808	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2809	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2810	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2811	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2812	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2813	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8900	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8901	Custodial	184,724
Ditech Financial LLC	Wells Fargo Bank NA	8902	Custodial	335,328
Ditech Financial LLC	Wells Fargo Bank NA	8903	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8904	Custodial	20,300
Ditech Financial LLC	Wells Fargo Bank NA	8905	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8906	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8907	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	9000	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	9001	Custodial	1,684,217
Ditech Financial LLC	Wells Fargo Bank NA	9002	Custodial	524,003
Ditech Financial LLC	Wells Fargo Bank NA	9003	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	9004	Custodial	38,502
Ditech Financial LLC	Wells Fargo Bank NA	9005	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	9006	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	9007	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	5600	Custodial	(3)
Ditech Financial LLC	Wells Fargo Bank NA	5601	Custodial	1,000
Ditech Financial LLC	Wells Fargo Bank NA	5602	Custodial	1,151,192
Ditech Financial LLC	Wells Fargo Bank NA	5603	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	5604	Custodial	30,471
Ditech Financial LLC	Wells Fargo Bank NA	6600	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	6601	Custodial	—
REO Management Solutions, LLC	Wells Fargo Bank NA	8784	Custodial	2,668,056
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3289	Custodial	—Closed—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8459	Custodial	883,445
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3056	Custodial	20
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3064	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8969	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	4816	Custodial	20
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	7725	Custodial	1,081,793
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9581	Custodial	10
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9599	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9607	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8778	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	4559	Custodial	—Closed—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1750	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1768	Custodial	1,982,049
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1776	Custodial	—Closed—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1792	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1826	Custodial	2,730,968
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2030	Custodial	195,547
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2990	Custodial	4,262,353
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0988	Custodial	40,218,082
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0996	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1175	Custodial	1,492,323
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	6029	Custodial	10
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9413	Custodial	4,676,427
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9421	Custodial	7,379,846
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8597	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8334	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3854	Custodial	91
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1348	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	6439	Custodial	1,199,135
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	6447	Custodial	1,150,290
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	6454	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	6462	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2875	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9540	Custodial	365,449
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9557	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0250	Custodial	357,245
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0268	Custodial	968,463
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9161	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	7366	Custodial	15,000,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2452	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2544	Custodial	100,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2551	Custodial	300,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2256	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2264	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2272	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	5156	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	4114	Custodial	644,789
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	4622	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0813	Custodial	6,847
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0826	Custodial	413,219
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0842	Custodial	3,952
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0855	Custodial	10
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0868	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0871	Custodial	10
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0884	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0978	Custodial	4,282,415
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0981	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1003	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1016	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1029	Custodial	537,068
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1074	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1184	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8399	Custodial	35,686,882
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8535	Custodial	3,418
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8035	Custodial	46
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3701	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3265	Operating	3,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	4350	Operating	13,000
Ditech Financial LLC	Citibank	7019	Custodial	—
Ditech Financial LLC	Citibank	7051	Custodial	—
Ditech Financial LLC	Citibank	0584	Custodial	465,332
Ditech Financial LLC	Citibank	0779	Custodial	852,624
Ditech Financial LLC	Citibank	0787	Custodial	743,691
Ditech Financial LLC	Citibank	0795	Custodial	1,077
Ditech Financial LLC	Citibank	0808	Custodial	—
Ditech Financial LLC	Citibank	0816	Custodial	665
Ditech Financial LLC	Citibank	0824	Custodial	1,504
Ditech Financial LLC	Citibank	0832	Custodial	33
Ditech Financial LLC	Citibank	0859	Custodial	1,036
Ditech Financial LLC	Citibank	0867	Custodial	—
Ditech Financial LLC	Citibank	0875	Custodial	2,071
Ditech Financial LLC	Citibank	0883	Custodial	945,670
Ditech Financial LLC	Citibank	0891	Custodial	—
Ditech Financial LLC	Citibank	0904	Custodial	757
Ditech Financial LLC	Citibank	0912	Custodial	136,583
Ditech Financial LLC	Citibank	0939	Custodial	15,577
Ditech Financial LLC	Citibank	0947	Custodial	29,828
Ditech Financial LLC	Citibank	0955	Custodial	111,938
Ditech Financial LLC	Citibank	0963	Custodial	134,863
Ditech Financial LLC	Citibank	0971	Custodial	193,754
Ditech Financial LLC	Citibank	0998	Custodial	118,855
Ditech Financial LLC	Citibank	1018	Custodial	104,820
Ditech Financial LLC	Citibank	1026	Custodial	209,729
Ditech Financial LLC	Citibank	1034	Custodial	56,092
Ditech Financial LLC	Citibank	1042	Custodial	66,445
Ditech Financial LLC	Citibank	1069	Custodial	341,028
Ditech Financial LLC	Citibank	1077	Custodial	182,180
Ditech Financial LLC	Citibank	1085	Custodial	211,474
Ditech Financial LLC	Citibank	1093	Custodial	181,818
Ditech Financial LLC	Citibank	1106	Custodial	182,910
Ditech Financial LLC	Citibank	1114	Custodial	198,184
Ditech Financial LLC	Citibank	1122	Custodial	238,478
Ditech Financial LLC	Citibank	1149	Custodial	297,115
Ditech Financial LLC	Citibank	1157	Custodial	306,308
Ditech Financial LLC	Citibank	1165	Custodial	95,334
Ditech Financial LLC	Citibank	1173	Custodial	136,896
Ditech Financial LLC	Citibank	1181	Custodial	386,223
Ditech Financial LLC	Citibank	1202	Custodial	210,222
Ditech Financial LLC	Citibank	1229	Custodial	129,980
Ditech Financial LLC	Citibank	1237	Custodial	304,447
Ditech Financial LLC	Citibank	1245	Custodial	85,012
Ditech Financial LLC	Citibank	1253	Custodial	212,448
Ditech Financial LLC	Citibank	1261	Custodial	118,735
Ditech Financial LLC	Citibank	1288	Custodial	47,834
Ditech Financial LLC	Citibank	1296	Custodial	—
Ditech Financial LLC	Citibank	1309	Custodial	171,165
Ditech Financial LLC	Citibank	1317	Custodial	203,767

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	1325	Custodial	13,983
Ditech Financial LLC	Citibank	1333	Custodial	245,256
Ditech Financial LLC	Citibank	1341	Custodial	962,533
Ditech Financial LLC	Citibank	1368	Custodial	88,028
Ditech Financial LLC	Citibank	1376	Custodial	104,459
Ditech Financial LLC	Citibank	1384	Custodial	12,578
Ditech Financial LLC	Citibank	1392	Custodial	3,795
Ditech Financial LLC	Citibank	1405	Custodial	20,074
Ditech Financial LLC	Citibank	1413	Custodial	31,892
Ditech Financial LLC	Citibank	1421	Custodial	33,667
Ditech Financial LLC	Citibank	1448	Custodial	13,131
Ditech Financial LLC	Citibank	1456	Custodial	20,095
Ditech Financial LLC	Citibank	1464	Custodial	103,604
Ditech Financial LLC	Citibank	1472	Custodial	3,064
Ditech Financial LLC	Citibank	1499	Custodial	3,795
Ditech Financial LLC	Citibank	1501	Custodial	65,794
Ditech Financial LLC	Citibank	1528	Custodial	42,773
Ditech Financial LLC	Citibank	1536	Custodial	97,497
Ditech Financial LLC	Citibank	1544	Custodial	59,218
Ditech Financial LLC	Citibank	1552	Custodial	47,432
Ditech Financial LLC	Citibank	1579	Custodial	3,928
Ditech Financial LLC	Citibank	1587	Custodial	2,692
Ditech Financial LLC	Citibank	1595	Custodial	10,473
Ditech Financial LLC	Citibank	1608	Custodial	3,378
Ditech Financial LLC	Citibank	1616	Custodial	2,745
Ditech Financial LLC	Citibank	1624	Custodial	2,708
Ditech Financial LLC	Citibank	1632	Custodial	10,226
Ditech Financial LLC	Citibank	1659	Custodial	1,628
Ditech Financial LLC	Citibank	1667	Custodial	42,773
Ditech Financial LLC	Citibank	1675	Custodial	25,370
Ditech Financial LLC	Citibank	1683	Custodial	11,291
Ditech Financial LLC	Citibank	1691	Custodial	16,963
Ditech Financial LLC	Citibank	1704	Custodial	174,924
Ditech Financial LLC	Citibank	1712	Custodial	27,262
Ditech Financial LLC	Citibank	1739	Custodial	4,770
Ditech Financial LLC	Citibank	1747	Custodial	956
Ditech Financial LLC	Citibank	1755	Custodial	66,860
Ditech Financial LLC	Citibank	1763	Custodial	132,555
Ditech Financial LLC	Citibank	1771	Custodial	18,999
Ditech Financial LLC	Citibank	1798	Custodial	830
Ditech Financial LLC	Citibank	1819	Custodial	34,390
Ditech Financial LLC	Citibank	1827	Custodial	49,361
Ditech Financial LLC	Citibank	1835	Custodial	5,094
Ditech Financial LLC	Citibank	1843	Custodial	4,905
Ditech Financial LLC	Citibank	1851	Custodial	389,443
Ditech Financial LLC	Citibank	1878	Custodial	453,246
Ditech Financial LLC	Citibank	1886	Custodial	5,052
Ditech Financial LLC	Citibank	1894	Custodial	1,277,495
Ditech Financial LLC	Citibank	1907	Custodial	560,881
Ditech Financial LLC	Citibank	1915	Custodial	777,841
Ditech Financial LLC	Citibank	1923	Custodial	594,457
Ditech Financial LLC	Citibank	1931	Custodial	516,819
Ditech Financial LLC	Citibank	1958	Custodial	403,802
Ditech Financial LLC	Citibank	2184	Custodial	121,839
Ditech Financial LLC	Citibank	2205	Custodial	9,090
Ditech Financial LLC	Citibank	2213	Custodial	—
Ditech Financial LLC	Citibank	2221	Custodial	94,823
Ditech Financial LLC	Citibank	2248	Custodial	1,548
Ditech Financial LLC	Citibank	2256	Custodial	101,290
Ditech Financial LLC	Citibank	2264	Custodial	—
Ditech Financial LLC	Citibank	2272	Custodial	292,174
Ditech Financial LLC	Citibank	2299	Custodial	—
Ditech Financial LLC	Citibank	2301	Custodial	4,000
Ditech Financial LLC	Citibank	2328	Custodial	671,532
Ditech Financial LLC	Citibank	2336	Custodial	434
Ditech Financial LLC	Citibank	2344	Custodial	—
Ditech Financial LLC	Citibank	2352	Custodial	1,092
Ditech Financial LLC	Citibank	2379	Custodial	13,560
Ditech Financial LLC	Citibank	2387	Custodial	8,024
Ditech Financial LLC	Citibank	2395	Custodial	10,132
Ditech Financial LLC	Citibank	2408	Custodial	8,049
Ditech Financial LLC	Citibank	2416	Custodial	17,061
Ditech Financial LLC	Citibank	2424	Custodial	19,782
Ditech Financial LLC	Citibank	2432	Custodial	5,986
Ditech Financial LLC	Citibank	2459	Custodial	16,175
Ditech Financial LLC	Citibank	2467	Custodial	2,310
Ditech Financial LLC	Citibank	2475	Custodial	12,545

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	2483	Custodial	13,335
Ditech Financial LLC	Citibank	2491	Custodial	42,326
Ditech Financial LLC	Citibank	2504	Custodial	19,567
Ditech Financial LLC	Citibank	2512	Custodial	33,062
Ditech Financial LLC	Citibank	2539	Custodial	18,797
Ditech Financial LLC	Citibank	2547	Custodial	32,559
Ditech Financial LLC	Citibank	2555	Custodial	58,865
Ditech Financial LLC	Citibank	2563	Custodial	20,083
Ditech Financial LLC	Citibank	2571	Custodial	151,502
Ditech Financial LLC	Citibank	2598	Custodial	79,377
Ditech Financial LLC	Citibank	2619	Custodial	24,551
Ditech Financial LLC	Citibank	2627	Custodial	27,361
Ditech Financial LLC	Citibank	2635	Custodial	75,245
Ditech Financial LLC	Citibank	2643	Custodial	40,552
Ditech Financial LLC	Citibank	2651	Custodial	177,329
Ditech Financial LLC	Citibank	2678	Custodial	115,344
Ditech Financial LLC	Citibank	2686	Custodial	90,432
Ditech Financial LLC	Citibank	2694	Custodial	197,184
Ditech Financial LLC	Citibank	2707	Custodial	87,053
Ditech Financial LLC	Citibank	2715	Custodial	138,524
Ditech Financial LLC	Citibank	2723	Custodial	73,095
Ditech Financial LLC	Citibank	2731	Custodial	179,373
Ditech Financial LLC	Citibank	2758	Custodial	129,607
Ditech Financial LLC	Citibank	2766	Custodial	99,313
Ditech Financial LLC	Citibank	2774	Custodial	87,650
Ditech Financial LLC	Citibank	2782	Custodial	175,881
Ditech Financial LLC	Citibank	2803	Custodial	105,619
Ditech Financial LLC	Citibank	2811	Custodial	256,825
Ditech Financial LLC	Citibank	2838	Custodial	43,439
Ditech Financial LLC	Citibank	2846	Custodial	104,618
Ditech Financial LLC	Citibank	2854	Custodial	76,820
Ditech Financial LLC	Citibank	2862	Custodial	74,050
Ditech Financial LLC	Citibank	2889	Custodial	43,774
Ditech Financial LLC	Citibank	2897	Custodial	161,166
Ditech Financial LLC	Citibank	2918	Custodial	139,592
Ditech Financial LLC	Citibank	2926	Custodial	299,295
Ditech Financial LLC	Citibank	2934	Custodial	212,675
Ditech Financial LLC	Citibank	2942	Custodial	156,829
Ditech Financial LLC	Citibank	2969	Custodial	202,138
Ditech Financial LLC	Citibank	2977	Custodial	188,882
Ditech Financial LLC	Citibank	2985	Custodial	421,696
Ditech Financial LLC	Citibank	2993	Custodial	—
Ditech Financial LLC	Citibank	3005	Custodial	—
Ditech Financial LLC	Citibank	3013	Custodial	—
Ditech Financial LLC	Citibank	3021	Custodial	252
Ditech Financial LLC	Citibank	3048	Custodial	330,735
Ditech Financial LLC	Citibank	3056	Custodial	32,798
Ditech Financial LLC	Citibank	3064	Custodial	497,274
Ditech Financial LLC	Citibank	3072	Custodial	67,217
Ditech Financial LLC	Citibank	3099	Custodial	60,616
Ditech Financial LLC	Citibank	3101	Custodial	64,262
Ditech Financial LLC	Citibank	3128	Custodial	266,679
Ditech Financial LLC	Citibank	3136	Custodial	273,366
Ditech Financial LLC	Citibank	3144	Custodial	25,059
Ditech Financial LLC	Citibank	3152	Custodial	16,016
Ditech Financial LLC	Citibank	3179	Custodial	16,921
Ditech Financial LLC	Citibank	3187	Custodial	33,631
Ditech Financial LLC	Citibank	3195	Custodial	50,637
Ditech Financial LLC	Citibank	3208	Custodial	53,684
Ditech Financial LLC	Citibank	3216	Custodial	79,988
Ditech Financial LLC	Citibank	3224	Custodial	104,882
Ditech Financial LLC	Citibank	3232	Custodial	853
Ditech Financial LLC	Citibank	3259	Custodial	563
Ditech Financial LLC	Citibank	3267	Custodial	—
Ditech Financial LLC	Citibank	3275	Custodial	—
Ditech Financial LLC	Citibank	3283	Custodial	99,842
Ditech Financial LLC	Citibank	3291	Custodial	267,013
Ditech Financial LLC	Citibank	3304	Custodial	—
Ditech Financial LLC	Citibank	3312	Custodial	100
Ditech Financial LLC	Citibank	3339	Custodial	2,974
Ditech Financial LLC	Citibank	3347	Custodial	3,248
Ditech Financial LLC	Citibank	3355	Custodial	73,036
Ditech Financial LLC	Citibank	3363	Custodial	38,411
Ditech Financial LLC	Citibank	3371	Custodial	22
Ditech Financial LLC	Citibank	3398	Custodial	—
Ditech Financial LLC	Citibank	3419	Custodial	—
Ditech Financial LLC	Citibank	3427	Custodial	65,804

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

BANK ACCOUNT BALANCES ($) 1

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	3443	Custodial	449,869
Ditech Financial LLC	Citibank	3451	Custodial	51,466
Ditech Financial LLC	Citibank	3478	Custodial	3,528
Ditech Financial LLC	Citibank	3486	Custodial	72,781
Ditech Financial LLC	Citibank	3494	Custodial	2,577
Ditech Financial LLC	Citibank	3507	Custodial	64,791
Ditech Financial LLC	Citibank	3515	Custodial	953,611
Ditech Financial LLC	Citibank	3523	Custodial	557,845
Ditech Financial LLC	Citibank	3531	Custodial	78,388
Ditech Financial LLC	Citibank	3558	Custodial	36,623
Ditech Financial LLC	Citibank	3566	Custodial	3,683
Ditech Financial LLC	Citibank	3574	Custodial	11,841
Ditech Financial LLC	Citibank	3582	Custodial	82
Ditech Financial LLC	Citibank	3603	Custodial	4,207
Ditech Financial LLC	Citibank	3611	Custodial	7,327
Ditech Financial LLC	Citibank	3638	Custodial	118,334
Ditech Financial LLC	Citibank	3646	Custodial	310,200
Ditech Financial LLC	Citibank	3654	Custodial	—
Ditech Financial LLC	Citibank	3662	Custodial	125,750
Ditech Financial LLC	Citibank	3689	Custodial	75,209
Ditech Financial LLC	Citibank	3697	Custodial	132,355
Ditech Financial LLC	Citibank	3718	Custodial	73,370
Ditech Financial LLC	Citibank	3726	Custodial	82,944
Ditech Financial LLC	Citibank	3734	Custodial	750
Ditech Financial LLC	Citibank	3742	Custodial	—
Ditech Financial LLC	Citibank	3769	Custodial	9,250
Ditech Financial LLC	Citibank	3777	Custodial	39,103
Ditech Financial LLC	Citibank	3785	Custodial	22,116
Ditech Financial LLC	Citibank	3793	Custodial	87,652
Ditech Financial LLC	Citibank	3806	Custodial	—
Ditech Financial LLC	Citibank	3814	Custodial	—
Ditech Financial LLC	Citibank	3822	Custodial	5,863
Ditech Financial LLC	Citibank	3849	Custodial	4,049,319
Ditech Financial LLC	Citibank	3857	Custodial	417,351
Ditech Financial LLC	Citibank	5705	Custodial	144,098
Ditech Financial LLC	Citibank	5713	Custodial	266,465
Ditech Financial LLC	Citibank	6409	Custodial	—
Ditech Financial LLC	Citibank	6417	Custodial	6
Ditech Financial LLC	Citibank	6425	Custodial	1,032
Ditech Financial LLC	Citibank	6433	Custodial	167
Ditech Financial LLC	Bank of America	2845	Custodial	—Closed—
Total				2,117,640,038

Footnotes

1)

Bank reconciliations for the sixteen (16) operating accounts included in “Cash and Cash Equivalents” are attached to this MOR. The Debtors affirm that reconciliations for custodial and other bank accounts that are on the balance sheet are prepared and maintained by the Debtors on a monthly basis. As the Debtors maintain 1,180 custodial accounts, attaching bank reconciliations would be administratively burdensome. The Debtors can provide reconciliations upon request.

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

CONSOLIDATED STATEMENT OF OPERATIONS ($000s) 1, 2

	Current Month	Cumulative Filing to Date
Servicing Revenue and Fees, Net	(19,225.4)	21,743.2
Gains on Loan Sales, Net	9,835.6	19,678.4
FV Gains on Reverse Loans, Net	5,187.3	14,985.1
Other Revenues	5,513.8	13,567.3
Revenues	1,311.3	69,974.0
Salaries and Benefits Expense	21,019.1	45,545.9
General and Administrative Expense	29,955.9	56,682.6
Interest Expense	6,643.4	16,878.8
Depreciation and Amortization	3,303.7	6,529.0
Reorganization Items, Net	9,703.8	118,390.8
Other Expenses, Net	1,060.5	1,114.1
Expenses	71,686.4	245,141.2
Other Fair Value Gains, Net	79.1	175.1
Debt Extinguishment Losses, Net	—	(828.6)
Other Net Gains (Losses)	(356.1)	(356.1)
Other Losses, Net	(277.0)	(1,009.6)
Loss Before Taxes	(70,652.1)	(176,176.8)
Income Tax Expense	288.2	340.1
Income Tax Expense	288.2	340.1
Net Loss	(70,940.3)	(176,516.9)

Footnotes

1)

The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future.

2)

The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change.

MOR-2

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

CONSOLIDATED BALANCE SHEET ($000s) 1

Book Value as of Month End
Assets
Cash and Cash Equivalents	171,328.2
Restricted Cash and Cash Equivalents	77,752.3
Res Loans at Amortized Cost, Net	491,495.2
Residential Loans at Fair Value	8,204,522.6
Receivables, Net	110,502.8
Servicer and Protective Advances, Net	403,194.8
Servicing Rights, Net	550,682.2
Intangible Assets, Net	13,161.0
Premises and Equipment, Net	97,534.8
Other Assets	147,113.4
Total Assets	10,267,287.3

Liabilities
Payables and Accrued Liabilities	824,594.4
Servicer Payables	101,093.2
Servicing Advance Liabilities	203,180.4
Warehouse Borrowings	1,231,446.7
Mortgage-Backed Debt, Net	89,164.4
HMBS Related Obligations at FV	6,751,935.7
Deferred Tax Liability, Net	2,059.9
Liabilities Subject to Compromise	1,299,421.8
Total Liabilities	10,502,896.5

Equity
Stockholders’ Equity	(235,609.2)
Total Equity	(235,609.2)

Total Liabilities and Equity	10,267,287.3

Footnotes

1)

The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change.

MOR-3

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

SCHEDULE OF POST PETITION TAXES

Office of the U. S. Trustee

Re: Monthly Operating Report Attestation Regarding Post Petition Taxes

The Debtor, Ditech Holding Corporation and its affiliate Debtors hereby submit this attestation regarding post petition taxes.

All post petition taxes, which are not subject to dispute or reconciliation, are current. There are no material disputes or reconciliations.

/s/ Gerald A. Lombardo
Signature

MOR-4

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

SCHEDULE OF RETAINED RESTRUCTURING PROFESSIONAL FEES ($)

NAME	AMOUNT PAID DURING THE REPORTING PERIOD	CUMULATIVE [1]
Estate Professionals
Weil, Gotshal & Manges LLP	—	—
Houlihan Lokey, Inc.	—	—
AlixPartners, LLP	—	—
Epiq Corporate Restructuring LLC	1,012,655	1,012,655
Ernst & Young LLP	—	—
PriceWaterhouseCoopers LLP	—	—
Protiviti Inc.	—	—
Total Estate Professionals	1,012,655	1,012,655

Creditor Committee Professionals
Rich Michaelson Magaliff Moser, LLP	—	—
Pachulski Stang Ziehl & Jones	—	—
Goldin Associates, LLC	—	—
Total Creditor Committee Professionals	—	—

Total Retained Restructuring Professional Fees	1,012,655	1,012,655

Footnotes

1)	Represents payments made since the Commencement Date

MOR-5

In re:	DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
	Debtors	Reporting Period March 1, 2019 to March 31, 2019

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Comments

Have any assets been sold or transferred outside the normal course of business this reporting period?		X

Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

Is the Debtor delinquent in paying any insurance premium payment?		X

Have any payments been made on pre-petition liabilities this reporting period?	X

Are any post petition receivables (accounts, notes or loans) due from related parties?	X

Are any post petition payroll taxes past due?		X

Are any post petition State or Federal income taxes past due?		X

Are any post petition real estate taxes past due?		X

Are any other post petition taxes past due?		X

Have any pre-petition taxes been paid during this reporting period?	X		During the reporting period, the Company made tax extension payments related to FY 2018 totaling $400, as well as $50 in FY 2018 tax filing payments. Additionally, the Company made payments related to estimated Q1 2019 taxes totaling $29,490.

Are any amounts owed to post petition creditors delinquent?	X		During the reporting period, the Debtors were current on postpetition payables, taking into consideration pending credits, adjustments, and disputes that arise in the ordinary course of business.

Are any wage payments past due?		X

Have any post petition loans been received by the Debtor from any party?		X

Is the Debtor delinquent in paying any U.S. Trustee fees?		X

Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

Have the owners or shareholders received any compensation outside of the normal course of business?		X

MOR-6